UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2010

Cornerstone Therapeutics Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50767	04-3523569
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, North Carolina		27518
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-678-6611

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2010, Maria Paola Chiesi announced her decision not to stand for re-election as a director on our Board of Directors at the 2010 Annual Meeting of Stockholders to be held on May 20, 2010. Marco Vecchia will replace her as a Class B director nominee.

On March 31, 2010, our Board of Directors appointed Ira Duarte, Director of Accounting, to serve as our principal accounting officer, effective April 1, 2010. Ms. Duarte has served as our Director of Accounting since June 2009. David Price will remain our Chief Financial Officer upon Ms. Duarte's appointment as principal accounting officer. Mr. Price's duties and responsibilities as principal accounting officer will end on April 1, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone Therapeutics Inc.

April 1, 2010	By:	/s/ Andrew K. W. Powell

Name: Andrew K. W. Powell
Title: Executive Vice President,General Counsel and Secretary